NASDAQ: IBTX KBW Bank Investor Conference July 31, 2013 Presenters: David Brooks, Chairman and CEO Torry Berntsen, President and COO Michelle Hickox, EVP and CFO Exhibit 99.1 Exhibit 99.1

Safe Harbor Statement 2 From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system, whether through changes in the discount rate or money supply or otherwise; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Form 10-Q for the quarter ended March 31, 2013, under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Snapshot 3 Overview Branch Map Financial Highlights • Headquartered in McKinney, Texas • 100+ years of operating history • 29 banking offices in 26 communities • Dallas-Fort Worth metropolitan area • Greater Austin area • Focused on relationship-driven commercial banking products Note: Financial data as of and for the quarter ended June 30, 2013. Balance Sheet ($ in millions) Total Assets $1,906 Total Loans 1,520 Total Deposits 1,485 Equity 214 Equity / Assets 11.24% Asset Quality NPAs / Assets 1.27% NPLs / Loans 0.43 All wance / NPLs 198.14 Allow nce / Loans 0.84 NCO Ratio (annualized) 0.08 Profitability ROAA 1.25% ROAE 11.11 Net Interest Margin 4.16 Efficiency Ratio 65.0

Texas: Among Strongest Economies in USA 4 • 52 Fortune 500 companies headquartered in Texas • Population - 25.9 million, 2nd largest State • 3.63% population growth since 2010 versus 1.67% for the nation • Dallas-Fort Worth – 4th largest MSA in USA • Austin – 4th largest MSA in State of Texas • Projected household income growth of 16.3% through 2017 versus 13.4% for the nation • Texas unemployment rate of 6.5% compares favorably to United States at 7.6% Note: State and national unemployment rates as of June 2013. Source: SNL Financial, Environmental Systems Research Institute (ESRI), U.S. Census Bureau, Bureau of Labor Statistics.

Dallas / North Texas Region 5 Market Overview Branch Map Demographic Highlights Source: Dallas Office of Economic Development, SNL Financial, U.S. Census Bureau. • Dallas-Fort Worth metropolitan area is the fourth largest MSA in the United States as of 2012 • 26% of total state population • Headquarters to 18 Fortune 500 companies (2012) • Headquarters to eight of the top 200 largest privately held companies in the United States (by revenue) • 269 locally-headquartered companies with 1,000+ employees • The region adds an average of 187 new jobs and 470 new residents daily # of IBTX Total County Branches Population Collin 10 822,906 Grayson 6 122,690 Denton 3 695,694 Dallas 2 2,401,029 Total 21 4,042,319

Austin / Central Texas Region 6 Market Overview Branch Map Demographic Highlights Source: Economic Growth & Redevelopment Services Office of Austin, Brookings Institution, SNL Financial. • 14th largest city in the United States • Ranked 2nd of U.S. cities in population growth from 2010 to 2011 • Several public high tech companies maintain their corporate headquarters or significant operations in the region • Top-rated city in global rankings of post-recession economies as of December 2012 • Highest ranking in the United States • Several prominent public and private universities • Among CNNMoney’s national rankings of “Smartest Cities” as of 2010 # of IBTX Total County Branches Population Travis 3 1,068,253 Williamson 2 453,629 McLennon 3 239,640 Total 8 1,761,522

Key Strategies

- Grow Organically
- Grow Through Acquisitions
- Improve Efficiency and Increase Profitability
- Maintain Stellar Credit Quality

7

Second Quarter 2013 Highlights 8 • On a core pre-tax, pre-provision earnings basis, second quarter 2013 net income was $7.2 million compared to $6.5 million for first quarter 2013 and compared to $5.3 million for second quarter 2012. • Loans held for investment grew at an annual rate of 27.2% in the second quarter and 21.0% for the first six months of 2013. • Continued strong asset quality, as reflected by nonperforming assets to total assets ratio of 1.27%, a nonperforming loans to total loans ratio of 0.43%, and an annualized net charge-offs to average loans ratio of 0.08% at June 30, 2013. • On a core basis, net interest income was $18.0 million for the second quarter 2013 compared to $17.1 million for the first quarter 2013 and $14.3 million for the second quarter 2012. • The efficiency ratio improved to 65.0% compared to 67.5% for first quarter 2013 and 72.8% for second quarter 2012. • On July 19, 2013, the Company announced the signing of a definitive agreement to acquire Collin Bank, a commercial bank located on the Dallas North Tollway in Collin County with total assets of $204.1 million at March 31, 2013.

Collin Bank Acquisition • Definitive Agreement Signed – July 2013 / Fourth Quarter Close • Expands Collin County Footprint • Strategically located on the Dallas North Tollway • $204.1 million in Assets • $161.9 million in Deposits • $87.4 million in Loans • Approximately 1.13x book • Accretive to earnings and tangible book value • Consolidate current Plano branch • High cost saving opportunities 9

$1,477 $1,906 Q2 2012 Q2 2013 Continued Demonstrated Growth 10 Total Assets Prior Years Total Assets Q2 2013 v. Q2 2012 (1) Note: Dollars in millions. (1) Reflects increase through organic growth, acquisition completed in the fourth quarter of 2012 and retained proceeds from the initial public offering. $1,098 $1,254 $1,740 2010 2011 2012 Impact of Acquisitions (In Year Acquired) Organic Growth

Expanded Profitability 11 Core Pre-Tax Pre-Provision Earnings Income (1) Note: Dollars in thousands. (1) See Appendix for GAAP Reconciliation. $11,758 $14,989 $21,828 2010 2011 2012 $5,346 $7,246 Q2 2012 Q2 2013

Select Metrics 12 Core Net Interest Margin (1) (1) Excluding recognition of income from the repayment of acquired loans and write-off of unamortized debt origination costs. (2) See Appendix for GAAP Reconciliation. Core Efficiency Ratio (2) 4.43% 4.37% 4.38% 4.29% 2010 2011 2012 YTD 2013 72.9% 71.5% 67.3% 65.8% 2010 2011 2012 YTD 2013

Continued Improvement in Deposit Pricing 13 Deposit Composition at 6/30/13 Deposit Growth versus Average Rate (1) 2013 YTD Rate on Interest-Bearing Deposits: 0.59% (1) Annual average rate for total deposits. Note: Dollars in millions. Financial data as of and for years ended through 2012 and YTD for 2013. Noninterest- bearing 18%Interest-bearing Checking 49% Sav ings Accounts 7% MMAs 4% IRAs 2% CDs <$100k 8% CDs >$100k 12% $724 $928 $1,030 $1,391 $1,485 1.77% 1.35% 1.00% 0.69% 0.49% $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2009 2010 2011 2012 YTD 2013 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Deposits Avg. Rate

Capital for Continued Growth and Acquisitions 14 (1) Reflects Collin financial statements as of March 31, 2013. For illustration purposes, assumes IBTX at $32.94 per share (closing price July 25, 2013). (2) See Appendix for GAAP Reconciliation. (dollars in thousands, except per share data) As of June 30, 2013 Collin Acquisition Actual Pro Forma(1) Stockholders' Equity Common Stock, $0.01 Par Value $121 $124 Additional Paid-In Capital 209,396 213,578 Retained Earnings 5,874 11,562 Accumulated Other Comprehensive Income (1,209) (1,209) Total Stockholders' Equity $214,182 $224,055 Capital Ratios Tier 1 Capital to Average Assets 10.91% 10.12% Tier 1 Capital to Risk-Weighted Assets (2) 13.80 13.23 Total Capital to Risk-Weighted Assets 15.69 14.99 Total Equity to Assets 11.24 10.62 Tangible Common Equity to Tangible Assets (2) 9.74 9.11 Per Share Data Book Value $17.75 $18.12 Tangible Book Value(2) 15.13 15.29

Diversified Loan Portfolio 15 Loan Composition at 6/30/13 CRE Loan Composition at 6/30/13 2013 YTD Yield on Loans: 5.80% Net of Acquired Loan Accretion: 5.63% 49.7% of CRE Loans are Owner-Occupied C&I 13% CRE 48% C&D 7% 1-4 Family 22% 1-4 Family Const. 5% Agriculture 2% Consumer 3% Multi-f amily 9% Of f ice 31% Hotel / Motel 3% Retail 16% Industrial / WH 5% Healthcare 10% Misc. 26%

Strong Credit Culture 16 NPLs / Loans Note: Prior year financial data as of and for years ended, current year financial data as of and for the six months ended June 30, 2013. 2013 YTD charge-off information has been annualized. Source: U.S. and Texas Commercial Bank numbers from SNL Financial. (Note: Preliminary Data as not all banks have updated information available at this time.) NCOs / Average Loans 4.41% 4.15% 4.11% 3.36% 3.04% 3.03% 3.43% 2.91% 2.38% 1.48% 1.62% 1.89% 1.14% 0.81% 0.43% 2009 2010 2011 2012 YTD 2013 U.S. Commercial Banks TX Commercial Banks IBTX 2.67% 2.67% 1.64% 1.13% 0.51% 1.22% 1.05% 0.74% 0.39% 0.25% 0.21% 0.31% 0.11% 0.06% 0.11% 2009 2010 2011 2012 YTD 2013 U.S. Commercial Banks TX Commercial Banks IBTX

IBG Adriatica Overview • Mixed commercial / residential development in McKinney, TX • Originally acquired $17.0 million REO from out-of-state bank in June 2011 for $16.3 million • Represented a one-time opportunity: • Protect local franchise • Very familiar with development • Important to community • Believed to be a good value • Balance of REO down to $9.66 million as of June 30, 2013 • Temporarily impacts credit metrics and efficiency measures • Expect to dispose of remaining property no later than year end 2014 17 NPAs / Assets Note: Financial data as of and for years ended 2009 through 2012 and as of and for the quarter ended June 30,2013. 1.92% 2.19% 1.57% 1.03% 0.77% 1.92% 2.19% 2.85% 1.59% 1.27% 2009 2010 2011 2012 Q2 2013 NPAs / Assets (ex. Adriatica) NPAs / Assets

Summary 18  A Leading Texas Community Bank Franchise Focused in Major Metropolitan Markets  Significant Inside Ownership Aligned with Shareholders  Demonstrated Organic Growth  Integrated Four Acquisitions over Past Three Years  Pending Collin Bank Acquisition Represents Continued Growth through Strategic Acquisitions  Increased Profitability and Improving Efficiency  Strong Credit Culture and Excellent Credit Quality

APPENDIX 19

Experienced Management Team 20 Name / Title Background David R. Brooks Chairman of the Board, CEO, Director • 34 years in the financial services industry; 26 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired the Company in 1988 • Previously served as the Chief Financial Officer at Baylor University from 2000 to 2004 • Serves on the Board of Managers of Noel-Levitz, LLC, and on the Board of Trustees of Houston Baptist University Torry Berntsen President, COO, Director • 33 years in the financial services industry; four years at Independent Bank • Served as Vice Chairman of Corporate Development from 2009 to 2013 • Vice Chairman of Virtu Management, LLC • 25 years in various senior management roles at The Bank of New York Mellon Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 30 years in the financial services industry; 23 years at Independent Bank • Previously served as President and a Director of the Company from 2002 to 2009 • Active in community banking since the late 1980s • Chairman of the Board for Medical Center of McKinney and on the Boards of Directors of McKinney Christian Academy and the McKinney Education Foundation Brian E. Hobart Vice Chairman, Chief Lending Officer • 20 years in the financial services industry; nine years at Independent Bank • Since 2009 he has functioned as Chief Lending Officer as well as serving as President and director at the Company • One of the founders of IBG Central Texas - served as its President from 2004 until 2009 Michelle S. Hickox EVP, Chief Financial Officer • 23 years in the financial services industry; one year at the Company • Previously a Financial Services Audit Partner at McGladrey LLP • Licensed certified public accountant, member of the AICPA, the Texas Society of Certified Public Accountants and the Dallas CPA Society Jan C. Webb EVP, Secretary to the Board of Directors • 30 years in the financial services industry; 25 years at Independent Bank • Has served in various roles at the Company including Chief Operations Officer and Chief Financial Officer

Reconciliation of GAAP and Adjusted Measures

($ in thousands)

	Year Ended December 31,			Quarter Ended June 30,		
	2010	2011	2012	2012	2013	
Net Interest Income - Reported	**$38,065**	**$46,281**	**$58,553**	**$14,305**	**$17,850**	(a)
Write off of debt origination warrants	0	0	0	0	223	(b)
Income recognized on acquired loans	(45)	(477)	(233)	(2)	(77)	(b)
Adjusted net interest income	**$38,020**	**$45,804**	**$58,320**	**$14,303**	**$17,996**	(a + b = c)
Provision Expense - Reported	**$4,043**	**$1,650**	**$3,184**	**$667**	**$1,079**	(d)
Noninterest Income - Reported	**$12,156**	**$7,708**	**$9,168**	**$1,634**	**$2,732**	(e)
Bargain Purchase Loss / (Gain)	($6,692)	$0	$0	$0	$0	
Loss / (Gain) on Sale of Branch	0	0	(38)	0	0	
Loss / (Gain) on Sale of OREO	(136)	(918)	(1,135)	(9)	(148)	
Loss / (Gain) on Sale of Securities	0	0	3	0	0	
Loss / (Gain) on Sale of PP&E	(1)	(21)	343	346	2	
Adjusted Noninterest Income	**$5,327**	**$6,769**	**$8,341**	**$1,971**	**$2,586**	(f)
Noninterest Expense - Reported	**$33,062**	**$38,639**	**$47,160**	**$11,601**	**$13,384**	(g)
Adriatica Expenses	$0	($871)	($832)	($228)	($175)	
OREO Impairment	(805)	(184)	(94)	(56)	(15)	
FDIC refund	0	0	0	0	504	
IPO related stock grant and bonus expense	0	0	0	0	(333)	
Acquisition Expense	(668)	0	(1,401)	(389)	9	
Adjusted Noninterest Expense	**$31,589**	**$37,584**	**$44,833**	**$10,928**	**$13,374**	(h)
Pre-Tax Pre-Provision Earnings	**$17,159**	**$15,350**	**$20,561**	**$4,338**	**$7,198**	(a) + (e) - (g)
Core Pre-Tax Pre-Provision Earnings	**$11,758**	**$14,989**	**$21,828**	**$5,346**	**$7,208**	(c) + (f) - (h)
Reported Efficiency Ratio	65.8%	71.6%	69.6%	72.8%	65.0%	(g) / (a + e)
Adjusted Efficiency Ratio	72.9%	71.5%	67.3%	67.2%	64.9%	(h) / (c + f)

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Reconciliation of GAAP and Adjusted Measures 22 ($ in thousands, except per share data) As of 6/30/2013 Total Stockholders' Equity $214,182 Goodwill (28,742) Core Deposit Intangibles (2,899) Tangible Common Equity $182,541 Common Shares Outstanding 12,064,967 Book Value per Share $17.75 Tangible Book Value per Share $15.13 ($ in thousands) As of 6/30/2013 Total Stockholders' Equity $214,182 Unrealized Gain on AFS Securities 1,209 Goodwill (28,742) Other Intangibles (2,899) Qualifying Restricted Core Capital 17,600 Tier 1 Capital $201,350 Risk-Weighted Assets On Balance Sheet $1,437,610 Off Balance Sheet 21,845 Tot l Risk-Weighted Assets $1,459,455 Tier 1 Capital to Risk-Weighted Assets Ratio 13.80%

Contact Information 23 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Torry Berntsen 1600 Redbud Blvd President and Chief Operating Officer Suite 400 (972) 562-9004 McKinney, TX 75069 tberntsen@independent-bank.com 972-562-9004 Telephone Michelle Hickox 972-562-7734 Fax Executive Vice President and Chief Financial Officer independent-bank.com (972) 562-9004 mhickox@independent-bank.com Media: Eileen Ponce Marketing Director (469) 742-9437 eponce@independent-bank.com